Exhibit 10.2

UNSECURED PROMISSORY NOTE

The holder of this security must not trade the security in or from a jurisdiction of Canada unless the conditions in section 13 of Multilateral Instrument 51-105 “Issuers Quoted in the U.S. Over-the-Counter Market” are met.

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING THESE SECURITIES, AGREES FOR THE BENEFIT OF THE CORPORATION THAT THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S (“REGULATION S”) UNDER THE U.S. SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE CANADIAN LOCAL LAWS AND REGULATIONS, (C) WITHIN THE UNITED STATES IN ACCORDANCE WITH (1) RULE 144A UNDER THE U.S. SECURITIES ACT OR (2) RULE 144 UNDER THE U.S. SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) IN ANOTHER TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS, PROVIDED THAT IN THE CASE OF TRANSFERS PURSUANT TO (C)(2) OR (D) ABOVE, A LEGAL OPINION SATISFACTORY TO THE CORPORATION MUST FIRST BE PROVIDED TO THE TRANSFER AGENT OF THE CORPORATION.

THESE SECURITIES MAY NOT CONSTITUTE “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON CANADIAN STOCK EXCHANGES. IF THE CORPORATION IS A “FOREIGN ISSUER” WITHIN THE MEANING OF REGULATION S AT THE TIME OF TRANSFER, A NEW CERTIFICATE, BEARING NO LEGEND, MAY BE OBTAINED FROM THE TRANSFER AGENT OF THE CORPORATION UPON DELIVERY OF THIS CERTIFICATE AND A DULY EXECUTED DECLARATION, IN A FORM SATISFACTORY TO THE CORPORATION AND THE TRANSFER AGENT OF THE CORPORATION AND, IF SO REQUIRED BY THE TRANSFER AGENT OF THE CORPORATION, AN OPINION OF COUNSEL, TO THE EFFECT THAT THE SALE OF THE SECURITIES REPRESENTED HEREBY IS BEING MADE IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT.

Amount: US$5,000	November 30, 2012

CAN-CAL RESOURCES LTD., a public company incorporated in the State of Nevada, USA (Trading Symbol: NASDAQ OTCBB – “CCRE”) (the “Borrower” or “CAN-CAL”) for value received hereby promises to pay to the order of FutureWorth Capital Corp. (the “Holder”), located at 1712 25 Street SW, Calgary, Alberta, Canada, T3C1J6 on or before November 30, 2013 (the “Maturity Date”), the principal sum of US$5,000.

1.	Interest shall accrue on such part of the principal amount as remains from time to time outstanding hereunder at the rate of ten percent (10%) per annum, both after and before the Maturity Date, default and judgment, with interest on overdue interest at the same rate, computed from the date hereof and calculated and payable on the earlier of the Maturity Date and the date on which the principal amount is paid in full.
2.	In addition, on (maturity date), the Borrower will grant to the Holder, 20,000 Common Share Purchase Warrants (“Warrants”) for each $5,000 Principal Amount, with each Warrant entitling the Holder to purchase one Common Share of the Corporation at an exercise price of US$0.10 per Common Share until November 30, 2014.
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3.	At any time following the date that is three months from the date of this promissory note, the Borrower has the right to prepay all or a portion of this promissory note without additional bonus or penalty. This promissory note is non-assignable and non-transferable without the prior written consent of the Borrower.

4.	The Borrower hereby waives grace, presentment for payment, notice of non-payment, notice of non-payment, notice of protest, notice of intent to accelerate, notice of acceleration, demand, diligence, presentment and time of commencement of suit.

5.	Time is of the essence with respect to this unsecured promissory note.

6.	Extension of time for payment of all or any part of the amount owing hereunder or otherwise at the time or times or failure of the Holder to enforce any of its rights or remedies hereunder or under any instrument securing this promissory note or any release or surrender of property shall not release the Borrower and shall not constitute a waiver of the right of the Holder to enforce any of such rights or remedies thereafter.

7.	This unsecured promissory note shall be construed, interpreted and governed in accordance with the laws of the State of Nevada and United States applicable therein.

Can-Cal Resources Ltd.

Per:

____________________
Authorized Signatory

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